------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 19, 2002


                                  CWABS, INC.
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




        Delaware                       333-97873              95-4596514
-----------------------------       ----------------        -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



       4500 Park Granada
       Calabasas, California                                      91302
------------------------------                              -------------------
      (Address of Principal                                     (Zip Code)
       Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                    ---  --------

------------------------------------------------------------------------------

Item 5. Other Events.
----    ------------


Description of the Mortgage Pool*
--------------------------------


        CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of October 30, 2002 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and Bank One, National Association, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2002-G.






















____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 29, 2002 and the Prospectus Supplement dated October 30, 2002 of CWABS, Inc., relating to its CWABS Master Trust Series 2002-G Subtrust, Revolving Home Equity Loan Asset Backed Notes, Series 2002-G.

        Mortgage Loan Statistics
        ------------------------

        For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the applicable Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.


                  Summary of Mortgage Loans in Statistic Pool
                   (As of Statistical Pool Calculation Date)



                                                                                               Range
                                                                                               -----
  Aggregate Principal Balance                        $639,762,033

  Aggregate Credit Limit                             $901,644,947

  WA Coupon (Gross)                                        4.170%       3.250%  to      11.125%

  WA Margin (Gross)                                        1.841%       0.000%  to       6.375%

  WA Maximum Rate                                         17.903%       16.000% to      21.000%

  Average Principal Balance                               $28,688       $0      to     $650,000

  Average Credit Limit                                    $40,431       $7,500  to     $650,000

  WA Remaining Term to Scheduled Maturity (months)            298       120   to            300

  WA Combined Loan-to-Value Ratio                          83.86%       4.59% to         100.00%

  Average Credit Utilization Rate                          70.95%       0.00% to         100.00%

                                                                 08/14/01     to        10/28/02
  Origination Period

  Percentage of Pool Secured      1st Liens                 5.92%
  Percentage of Pool Secured      2nd Liens                94.08%

  WA Months to First Roll                                    2.43

  WA FICO                                                     720

  WA Second Mortgage Ratio                                 26.93%       1.52% to        100.00%

   Top 5 States:   Top 5 Prop:        Top 5 Docs:             Appr Types:         Occ Codes     Delinq Status
   ------------    ----------         ----------              ----------          ---------     -------------
   CA: 32.23%      SinglFam:          ALT DOCS: 38.15%         Full: 87.44%       Own: 98.46%   CURRENT:  100.00%
                   75.48%
   FL: 5.26%       PUD: 17.01%        FULL DOC: 26.65%         Drive By: 5.98%    Non: 0.87%
   CO: 5.23%       Lo Condo: 5.86%    SUPERSTREAMLI: 17.41%    Streamline: 3.80%  2nd: 0.67%
   IL: 4.01%       2-4Units: 1.12%    STREAMLI: 11.46%         Stated: 1.60%
   MI: 3.51%       Hi Condo: 0.46%    REDUCED: 6.32%           CopyFull: 0.66%









Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                         Summary of Mortgage Loans in Statistic Pool
                           (As of Statistical Pool Calculation Date)

               Loan Programs

                                                                                             % Of Aggregate
               Description                      Number of Loans       Principal Balance   Principal Balance
               5 Yr Draw, 5 Yr Repay                         31                $450,617                0.07
               5 Yr Draw, 10 Yr Repay                       202              $8,589,254                1.34
               10 Yr Draw, 15 Yr Repay                   21,963            $627,071,778               98.02
               15 Yr Draw, 0 Yr Repay                         6                $336,194                0.05
               15 Yr Draw, 10 Yr Repay                       99              $3,314,191                0.52
                                                         22,301            $639,762,033              100.00


               Principal Balances


               Range of Principal                                                            % Of Aggregate
               Balances ($)                     Number of Loans       Principal Balance   Principal Balance

               $      0.00  to  $ 10,000                  6,313             $17,818,946                2.79
               $ 10,000.01  to  $ 20,000                  4,810             $75,631,081               11.82
               $ 20,000.01  to  $ 30,000                  4,200            $106,319,437               16.62
               $ 30,000.01  to  $ 40,000                  2,447             $85,934,470               13.43
               $ 40,000.01  to  $ 50,000                  1,762             $81,263,944               12.70
               $ 50,000.01  to  $ 60,000                    699             $38,643,560                6.04
               $ 60,000.01  to  $ 70,000                    483             $31,596,897                4.94
               $ 70,000.01  to  $ 80,000                    352             $26,569,949                4.15
               $ 80,000.01  to  $ 90,000                    211             $18,042,032                2.82
               $ 90,000.01  to  $100,000                    367             $35,921,147                5.61
               $100,000.01  to  $125,000                    169             $19,324,319                3.02
               $125,000.01  to  $150,000                    217             $31,148,185                4.87
               $150,000.01  to  $175,000                     45              $7,406,665                1.16
               $175,000.01  to  $200,000                     72             $13,855,582                2.17
               $200,000.01  to  $225,000                     23              $4,915,769                0.77
               $225,000.01  to  $250,000                     31              $7,495,822                1.17
               $250,000.01  to  $275,000                      8              $2,125,641                0.33
               $275,000.01  to  $300,000                     27              $7,897,139                1.23
               $300,000.01  to  $325,000                      7              $2,255,732                0.35
               $325,000.01  to  $350,000                     12              $4,084,664                0.64
               $350,000.01  to  $375,000                      3              $1,092,800                0.17
               $375,000.01  to  $400,000                      6              $2,341,800                0.37
               $400,000.01  to  $425,000                      6              $2,495,402                0.39
               $425,000.01  to  $450,000                      6              $2,650,850                0.41




Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                               Summary of Mortgage Loans in Statistic Pool
                               (As of Statistical Pool Calculation Date)

               Principal Balances

               Range of Principal                                                            % Of Aggregate
               Balances($)                      Number of Loans       Principal Balance   Principal Balance
               $450,000.01  to  $475,000                      3              $1,402,238                0.22
               $475,000.01  to  $500,000                     15              $7,467,000                1.17
               $525,000.01  to  $550,000                      3              $1,592,455                0.25
               $575,000.01  to  $600,000                      1                $600,000                0.09
               $600,000.01  to  $625,000                      2              $1,218,508                0.19
               $625,000.01  to  $650,000                      1                $650,000                0.10
                                                         22,301            $639,762,033              100.00


               Mortgage Rates

               Range of Mortgage                                                             % Of Aggregate
               Rates (%)                       Number of Loans        Principal Balance   Principal Balance

                3.001 - 3.500                               15                 $498,550                0.08
                3.501 - 4.000                           20,231             $551,125,753               86.15
                4.001 - 4.500                               31               $1,068,410                0.17
                4.501 - 5.000                              135               $6,237,571                0.97
                5.001 - 5.500                              260              $13,930,219                2.18
                5.501 - 6.000                              172              $10,610,948                1.66
                6.001 - 6.500                              120               $4,808,892                0.75
                6.501 - 7.000                              357              $12,210,201                1.91
                7.001 - 7.500                              402              $19,035,378                2.98
                7.501 - 8.000                              170               $5,751,585                0.90
                8.001 - 8.500                              203               $7,300,099                1.14
                8.501 - 9.000                               50               $1,956,788                0.31
                9.001 - 9.500                               26                 $827,223                0.13
                9.501 - 10.000                               8                 $542,128                0.08
               10.001 - 10.500                               4                 $149,633                0.02
               10.501 - 11.000                              81               $2,743,397                0.43
               11.001 - 11.500                              36                 $965,257                0.15
                                                        22,301             $639,762,033              100.00




Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                      6



                               Summary of Mortgage Loans in Statistic Pool
                                (As of Statistical Pool Calculation Date)

               Months Remaining to Maturity

               Months Remaining                                                              % Of Aggregate
               to Maturity                     Number of Loans        Principal Balance   Principal Balance

               109 - 120                                    31                 $450,617                0.07
               169 - 180                                   208               $8,925,448                1.40
               277 - 288                                     1                  $59,250                0.01
               289 - 300                                22,061             $630,326,718               98.53
                                                        22,301             $639,762,033              100.00


               Combined Loan-to-Value Ratios

                                                                                             % Of Aggregate
               Range of CLTV's (%)             Number of Loans        Principal Balance   Principal Balance

                  0 -10.00                                  12                 $223,861                0.03
               10.01-20.00                                  48               $1,582,566                0.25
               20.01-30.00                                  99               $3,619,273                0.57
               30.01-40.00                                 217               $7,838,522                1.23
               40.01-50.00                                 528              $16,469,898                2.57
               50.01-60.00                                 875              $21,931,697                3.43
               60.01-70.00                               2,025              $60,376,975                9.44
               70.01-80.00                               3,132              $97,085,345               15.18
               80.01-90.00                               9,528             $242,922,149               37.97
               90.01-100.00                              5,837             $187,711,747               29.34

                                                        22,301             $639,762,033              100.00


               Geographic Distribution

                                                                                             % Of Aggregate
               State                           Number of Loans        Principal Balance   Principal Balance

               AL                                          306               $6,783,160                1.06
               AK                                           21                 $839,481                0.13
               AZ                                          569              $15,030,579                2.35
               CA                                        5,478             $206,193,020               32.23
               CO                                          988              $33,481,335                5.23
               CT                                          274               $9,366,102                1.46
               DE                                           41               $1,053,283                0.16



Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                          Summary of Mortgage Loans in Statistic Pool
                           (As of Statistical Pool Calculation Date)

               Geographic Distribution

                                                                              % Of Aggregate
               State                Number of Loans     Principal Balance  Principal Balance
               DC                                20              $645,360               0.10
               FL                             1,262           $33,672,144               5.26
               GA                               721           $19,900,223               3.11
               HI                               153            $5,137,500               0.80
               ID                               278            $5,753,911               0.90
               IL                               932           $25,683,950               4.01
               IN                               337            $6,519,831               1.02
               IA                               122            $2,129,858               0.33
               KS                               282            $6,450,461               1.01
               KY                               200            $6,142,180               0.96
               LA                               159            $3,522,087               0.55
               ME                                57            $1,097,543               0.17
               MD                               362            $9,136,161               1.43
               MA                               608           $18,857,088               2.95
               MI                             1,004           $22,480,519               3.51
               MN                               380            $9,112,962               1.42
               MS                                53            $1,124,037               0.18
               MO                               384            $8,105,750               1.27
               MT                                84            $1,337,206               0.21
               NE                                44              $978,080               0.15
               NV                               407           $10,285,016               1.61
               NH                               128            $2,961,857               0.46
               NJ                               664           $20,365,369               3.18
               NM                               125            $2,819,554               0.44
               NY                               526           $17,219,662               2.69
               NC                               642           $14,849,410               2.32
               ND                                 8              $121,208               0.02
               OH                               735           $14,645,204               2.29
               OK                               181            $4,228,022               0.66
               OR                               340            $8,698,435               1.36
               PA                               712           $15,312,397               2.39
               RI                                74            $1,364,377               0.21
               SC                               179            $3,505,653               0.55
               SD                                24              $413,257               0.06
               TN                               294            $7,239,251               1.13
               TX                                51            $1,909,991               0.30
               UT                               400           $10,878,065               1.70



Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                 Summary of Mortgage Loans in Statistic Pool
                                  (As of Statistical Pool Calculation Date)

               Geographic Distribution

                                                                               % Of Aggregate
               State                Number of Loans     Principal Balance   Principal Balance
               VT                                16              $251,578               0.04
               VA                               409           $10,262,548               1.60
               WA                               653           $19,593,888               3.06
               WV                                32              $467,317               0.07
               WI                               537           $10,236,534               1.60
               WY                                45            $1,599,630               0.25
                                             22,301          $639,762,033             100.00


               FICO Ranges

                                                                               % Of Aggregate
               Fico Range           Number of Loans     Principal Balance   Principal Balance

               821 - 840                          3               $36,400                0.01
               801 - 820                        289            $6,699,764                1.05
               781 - 800                      1,899           $47,269,778                7.39
               761 - 780                      3,019           $77,071,669               12.05
               741 - 760                      3,248           $87,243,591               13.64
               721 - 740                      3,292           $94,807,256               14.82
               701 - 720                      3,566          $109,723,245               17.15
               681 - 700                      2,882           $88,689,252               13.86
               661 - 680                      2,243           $71,409,036               11.16
               641 - 660                      1,069           $32,772,948                5.12
               621 - 640                        689           $21,263,486                3.32
               601 - 620                         68            $1,851,479                0.29
               581 - 600                         30              $830,987                0.13
               561 - 580                          4               $93,141                0.01
                                             22,301          $639,762,033              100.00












Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




                                  Summary of Mortgage Loans in Statistic Pool
                                   (As of Statistical Pool Calculation Date)

               Property Type

                                                                               % Of Aggregate
               Description          Number of Loans     Principal Balance   Principal Balance
               SinglFam                      17,039          $482,902,225               75.48
               PUD                            3,435          $108,796,731               17.01
               Lo Condo                       1,512           $37,491,821                5.86
               2-4Units                         205            $7,158,385                1.12
               Hi Condo                          79            $2,939,533                0.46
               Manufact                          31              $473,338                0.07
                                             22,301          $639,762,033              100.00


               Gross Margins

               Range of Gross                                                  % Of Aggregate
               Margins (%)          Number of Loans     Principal Balance   Principal Balance

               0.000                          2,703           $83,915,022               13.12
               0.001 - 0.250                    336           $14,493,636                2.27
               0.251 - 0.500                  2,347           $75,453,180               11.79
               0.501 - 0.750                     94            $5,737,131                0.90
               0.751 - 1.000                    204           $12,410,982                1.94
               1.001 - 1.250                    695           $15,865,664                2.48
               1.251 - 1.500                    373            $6,899,289                1.08
               1.501 - 1.750                    421           $11,027,156                1.72
               1.751 - 2.000                  5,233          $116,663,926               18.24
               2.001 - 2.250                  1,736           $46,223,028                7.23
               2.251 - 2.500                  3,556          $116,623,826               18.23
               2.501 - 2.750                    266           $10,085,838                1.58
               2.751 - 3.000                  1,414           $36,430,194                5.69
               3.001 - 3.250                    256            $6,178,575                0.97
               3.251 - 3.500                  1,778           $55,706,286                8.71
               3.501 - 3.750                    320            $8,224,582                1.29
               3.751 - 4.000                     92            $3,575,175                0.56
               4.001 - 4.250                    123            $3,196,382                0.50
               4.251 - 4.500                     75            $2,490,315                0.39
               4.501 - 4.750                    106            $2,820,117                0.44
               4.751 - 5.000                     39            $1,362,076                0.21
               5.001 - 5.250                      1               $39,733                0.01
               5.251 - 5.500                     10              $327,803                0.05



Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.





                                      10




                        Summary of Mortgage Loans in Statistic Pool
                          (As of Statistical Pool Calculation Date)

               Gross Margins

               Range of Gross                                                  % Of Aggregate
               Margins (%)          Number of Loans     Principal Balance   Principal Balance

               5.501 - 5.750                      2               $62,253                0.01
               6.001 - 6.250                     86            $2,941,773                0.46
               6.251 - 6.500                     35            $1,008,091                0.16
                                             22,301          $639,762,033              100.00


               Utilization Range

                                                                               % Of Aggregate
               Utilization Range    Number of Loans     Principal Balance   Principal Balance

                0.00%                         3,450                    $8                0.00
                0.01% - 10.00%                  565            $1,469,224                0.23
                10.01% - 20.00%                 529            $3,887,726                0.61
                20.01% - 30.00%                 556            $6,521,639                1.02
                30.01% - 40.00%                 636            $9,914,319                1.55
                40.01% - 50.00%                 650           $12,267,897                1.92
                50.01% - 60.00%                 602           $14,688,712                2.30
                60.01% - 70.00%                 687           $17,411,316                2.72
                70.01% - 80.00%                 723           $21,341,505                3.34
                80.01% - 90.00%                 660           $24,038,280                3.76
                90.01% - 100.00%             13,243          $528,221,407               82.57
                                             22,301          $639,762,033              100.00


               Lifetime Rate Cap

               Range of Lifetime                                               % Of Aggregate
               Rate Caps (%)        Number of Loans     Principal Balance   Principal Balance

               16                               644           $14,879,410                2.33
               17                             1,313           $35,582,135                5.56
               18                            20,302          $588,131,511               91.93
               21                                42            $1,168,977                0.18
                                             22,301          $639,762,033              100.00






Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.







                                    Summary of Mortgage Loans in Statistic Pool
                                     (As of Statistical Pool Calculation Date)

               Draw Limit Range

                                                                                            % Of Aggregate
               Draw Limt Range                 Number of Loans       Principal Balance   Principal Balance
               $      0.00  to  $ 10,000                   969              $5,247,059                0.82
               $ 10,000.01  to  $ 20,000                 5,665             $62,980,480                9.84
               $ 20,000.01  to  $ 30,000                 5,586            $104,938,815               16.40
               $ 30,000.01  to  $ 40,000                 3,115             $84,510,743               13.21
               $ 40,000.01  to  $ 50,000                 2,943             $88,193,561               13.79
               $ 50,000.01  to  $ 60,000                   874             $38,607,648                6.03
               $ 60,000.01  to  $ 70,000                   620             $32,568,928                5.09
               $ 70,000.01  to  $ 80,000                   506             $27,366,153                4.28
               $ 80,000.01  to  $ 90,000                   274             $17,756,959                2.78
               $ 90,000.01  to  $100,000                   764             $43,534,118                6.80
               $100,000.01  to  $125,000                   225             $19,672,634                3.07
               $125,000.01  to  $150,000                   369             $36,975,474                5.78
               $150,000.01  to  $175,000                    55              $6,540,173                1.02
               $175,000.01  to  $200,000                   110             $15,076,747                2.36
               $200,000.01  to  $225,000                    25              $4,546,095                0.71
               $225,000.01  to  $250,000                    49              $8,988,866                1.41
               $250,000.01  to  $275,000                    11              $1,812,095                0.28
               $275,000.01  to  $300,000                    50              $9,892,244                1.55
               $300,000.01  to  $325,000                    11              $3,010,891                0.47
               $325,000.01  to  $350,000                    15              $4,256,086                0.67
               $350,000.01  to  $375,000                     4              $1,192,800                0.19
               $375,000.01  to  $400,000                    10              $2,882,800                0.45
               $400,000.01  to  $425,000                     6              $2,294,000                0.36
               $425,000.01  to  $450,000                     7              $2,293,550                0.36
               $450,000.01  to  $475,000                     2                $944,138                0.15
               $475,000.01  to  $500,000                    28              $9,618,012                1.50
               $525,000.01  to  $550,000                     2                $530,000                0.08
               $575,000.01  to  $600,000                     3              $1,662,455                0.26
               $600,000.01  to  $625,000                     2              $1,218,508                0.19
               $625,000.01  to  $650,000                     1                $650,000                0.10
                                                        22,301            $639,762,033              100.00










Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




                               Summary of Mortgage Loans in Statistic Pool
                                (As of Statistical Pool Calculation Date)

Lien Type


               Lien Status


               1st Liens                        303           $37,875,078                  5.92
               2nd Liens                     21,998          $601,886,955                 94.08
                                             22,301          $639,762,033                100.00


               Delinquency Status

                                                                                 % Of Aggregate
               Delinquency Status   Number of Loans     Principal Balance     Principal Balance

                CURRENT                      22,301          $639,762,033                100.00
                                             22,301          $639,762,033                100.00


               Origination Year

                                                                                 % Of Aggregate
               Year                 Number of Loans     Principal Balance     Principal Balance

               2001                               1               $59,250                  0.01
               2002                          22,300          $639,702,783                 99.99
                                             22,301          $639,762,033                100.00



Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
----    ------------------------------------------------------------------

           (a) Not applicable.

           (b) Not applicable.

           (c) Not applicable.

                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWABS, INC.


                                       By: /s/ Celia Coulter
                                           --------------------------
                                           Name:   Celia Coulter
                                           Title:  Vice President



Dated:  November 20, 2002